GS MORTGAGE-BACKED SECURITIES TRUST 2026 ABS-15G

Exhibit 99.3

Memo -

To:	Goldman Sachs International (“GS”), Goldman Sachs International Bank (“GSIB”)

From:	Maples and Calder (Ireland) LLP

Date:	28 April 2026 (with an effective date of 15 August 2025)

Our ref:	LSV/671554-000052/42922650v4

Subject:	Project Tara/Emerald – Title Check and Litigation Proceedings: Overview

1	Background

1.1	For the purposes of this note and in accordance with our agreed scope of work we have reviewed the following data in order to conduct a sample title check review exercise of the Tara Portfolio and Emerald Portfolio which are summarised below at Clause 2 (Tara/Emerald Property Due Diligence on Registered Properties) and Clause 3 (Project Tara/Emerald Unregistered Title Property DD Tracker):

1.2	We have also reviewed the following logs in order to conduct a status review of litigation proceedings in the Tara Portfolio and Emerald Portfolio which is summarised at Schedule 1 (Tara/Emerald litigation summary);

1.3	We have not carried out any due diligence (“DD”) and have not reviewed any of the DD originally produced as part of the original acquisition of the Tara Portfolio and Emerald Portfolio. As such, no refreshed DD has been performed since 2019 to confirm whether any additional financial services regulatory issues exist within the portfolio.

1.4	We have assumed that any arrangements, delegation structures, procedures etc remain in place and unchanged to any material degree, as described in those reports (e.g. in relation to the Servicing Condition, see further below)

1.5	This note identifies:

(a)	only material issues, risks and recommendations identified which could have an impact on the transferability or enforceability of the security.

(b)	any material gaps we have been able to identity are based only on what we would normally expect a purchaser DD to comprise.

1.6	Our review did not include any assessment of the ongoing compliance with applicable Irish financial services legislation, requirements and codes as applicable to the portfolios. The Central Bank of Ireland (the “Central Bank”) continues its focus on conduct risk, and any issues relating to the management of the loans post-origination (e.g. in relation to consumer protection or any systemic issues relating to the treatment of customers, arrears management, credit reporting compliance, complaints handling, anti-money laundering and countering the financing of terrorism / financial sanctions compliance etc) would not be detected as part of our review.

2	Tara/Emerald Property Due Diligence on Registered Properties

2.1	We have conducted and reviewed property searches in respect of a sample of 65 properties, as contained in the excel spreadsheet appended at Clause 1.2 (above) titled “Project Emerald Tara Completed Registered Title Property DD Tracker”. Set out below is a summary of the principal issues identified from our review:

(a)	62 properties have a first ranking charge in favour of Pepper Finance Corporation (Ireland) DAC (“Pepper”) registered on title. Of these 62 properties, 1 property appears to be released from Pepper’s security (Folio KE53558F) as there is a release pending registration in Tailte Éireann against the Folio.

(b)	There are 3 properties where no security (whether first ranking or otherwise) is registered in favour of Pepper, nor is there any indication of pending registration of such security. This may indicate that Pepper’s exposure is unsecured in respect of these properties, or alternatively, that the security has not yet been lodged for registration with Tailte Éireann. This is a red flag issue for several reasons:

(i)	Unsecured Exposure: Where no security is registered in favour of Pepper, there is a risk that Pepper’s lending in respect of those properties is unsecured. This means that, in the event of borrower default, Pepper would not have the benefit of a legal charge over the property to support its claim for repayment. As a result, Pepper would rank as an unsecured creditor and would be exposed to a significantly higher risk of non-recovery, particularly if the borrower is insolvent or if there are competing claims from other creditors.

(ii)	Inability to Assure Good Title on Enforcement: Even if Pepper is contractually entitled to appoint a receiver over the properties (for example, under the terms of a loan agreement or debenture), the receiver’s ability to sell the property and provide good title to a purchaser is fundamentally dependent on the security being registered. Without registration, the receiver cannot confer a legal interest in the property to a buyer, which would likely prevent or delay any sale. This undermines the practical enforceability of Pepper’s security and could materially impact the realisation of value from the property.

(iii)	Potential for Competing Interests: If the security in favour of Pepper has not been registered, there is a risk that other parties could register interests or charges against the property in the interim. Any such interests could take priority over Pepper’s unregistered security, further prejudicing Pepper’s position and recovery prospects.

(iv)	Impact on Saleability and Value: From a transactional perspective, the absence of registered security is likely to be flagged by any purchaser or investor as a material issue. It creates uncertainty as to Pepper’s ability to enforce its rights and realise value from the property, which may affect pricing, require indemnities, or even result in the exclusion of such assets from a sale.

(c)	20 properties have judgment mortgages registered on the relevant Folio, each of which ranks after Pepper’s security. In the event of enforcement, Pepper would be required to exercise its power of sale as mortgagee in order to overreach the judgment mortgages.

(d)	There are 2 properties which are subject to property adjustment orders, 1 of which was made by the Circuit Family Court in the context of divorce proceedings pursuant to Section 14 of the Family Law (Divorce) Act 1996 and 1 of which was made by the Circuit Family Court in the context of separation proceedings under Section 9 of the Family Law Act 1995. Property adjustment orders typically impose restrictions on the registered owner’s ability to deal with the property. Such restrictions may include: (i) a prohibition on the sale of the property without a further order of the Court; (ii) a requirement for Court consent before any further security can be created over the property; and/or (iii) the grant of a right of residence in favour of one party, which may be for a defined period or for life.

(e)	The presence of such restrictions can present a significant issue, as they may adversely affect the marketability of the property and may have an impact on the enforceability of security, particularly where the order grants a right of residence or restricts the sale of the property without Court approval. However, where Pepper’s security is first-ranking and properly registered (as is the case in respect of both properties), Peppers’ priority is preserved notwithstanding the registration of the property adjustment order. This means that, in principle, Peppers’ ability to enforce its security is not prejudiced by the existence of the order. Nevertheless, practical and procedural challenges may still arise. For instance, if Pepper wishes to enforce its security (for example, by appointing a receiver or exercising a power of sale), it may be required to obtain the prior consent of the Court. This can result in delays and additional costs, as it may be necessary to make an application to the Court to vary or lift the order to allow enforcement or sale to proceed. The involvement of the Court introduces procedural complexity, can significantly prolong the enforcement process, and may lead to increased legal costs. Furthermore, the requirement for Court approval can create uncertainty as to the timing and outcome of any enforcement action.

The embedded Excel file below summaries the output of our title check searches as detailed in our summary above.

3	Project Tara/Emerald Unregistered Title Property DD Tracker

3.1	We have conducted and reviewed Registry of Deeds searches in respect of a sample of 8 unregistered properties, as identified in the list provided by Goldman Sachs International. Our review comprised an examination of the search results and the completion of the attached excel spreadsheet (the “Project Tara Emerald Unregistered Title Property DD Tracker”). Set out below is a summary of the principal issues identified from our review:

3.2	We instructed our bonded searchers, Allied Legal, to undertake Registry of Deeds searches based on the serial numbers pursuant to which the various mortgages are registered in the Registry of Deeds provided by the Goldman Sachs International in order to identify the name of the borrower/registered owner of each property and to establish if ownership of the security is registered as having transferred to Pepper. Allied Legal then carried out grantee searches to establish if any prior security appearing on searches registered on title had been released. Our review and subsequent findings are limited in nature (most notably in relation to the existence of prior charges on title) due to the insufficient information available to enable us to conduct robust searches in the absence of the title deeds in respect of each property.

3.3	Of the 8 properties reviewed:

(a)	For 7 properties, the originating lender’s security has been registered in the Registry of Deeds, and the subsequent transfer to Pepper has also been registered. Consequently, Pepper’s security holds first priority.);

(b)	For 1 property, Pepper’s security is not registered as first in priority. There are two prior charges registered ahead of Pepper’s security, and based on grantee searches, there is no evidence that these two prior pieces of security have been released. As there is no evidence of their release, they are presumed to remain valid and enforceable. Therefore, Pepper’s security is effectively a third-ranking charge. In an enforcement scenario, if the two prior pieces of security have not been released, the proceeds from the sale of the property will be applied first to discharge the debts secured by the prior charges, in order of their priority. If the sale proceeds are insufficient to discharge all three charges, Pepper may receive nothing or only have a partial recovery.

(c)	2 properties have judgement mortgages registered on title, each of which is registered in priority after Pepper’s security. Overreaching, as a statutory mechanism, does not generally apply to judgement mortgages registered against unregistered titles (Registry of Deeds titles) in Ireland. The rules of priority and the doctrine of notice govern the effect of registration in the Registry of Deeds, rather than the statutory overreaching provisions that apply to registered land. Therefore, in an enforcement scenario, as Pepper’s security is registered first in priority, Pepper does not need to sell as mortgagee to overreach the judgement mortgages.

The embedded Excel file below summaries the output of our Title Check searches as detailed in our summary above:

4	Benefit of this Memorandum

4.1	This memorandum is addressed only to the Addressees in accordance with our terms of engagement and may be relied upon only by the Addressees for their sole benefit in connection with the acquisition by Penryn Funding DAC 2024 of the Project Tara and Project Emerald loans from IRMT-BW1 DAC (the “Transactions”) and may not be relied on by any assignees of the Addresses or any other person.

4.2	Save as set out in paragraph 4.2 this memorandum may not be relied upon by or distributed or disclosed in whole or in part to any other party, nor may it be quoted or made public in any way without our prior written consent, provided that a copy of this memorandum may be disclosed to:

(a)	your affiliates, officers, directors and employees and your professional advisers and auditors;

(b)	any potential assignee or transferee or sub-participants of the original lenders on the Transaction (or, in each case, the professional advisers or auditors of such entity); and

(c)	any rating agency for the purposes of a securitisation,

but in each case only on the basis that (i) such disclosure is made to inform the recipient of the terms of the opinion but only on a non-reliance basis; (ii) we assume no duty or liability to the recipient; and (iii) such recipient agrees not to provide a copy of this memorandum to any other person without our prior written consent.

Schedule 1

Tara/Emerald Litigation Summary

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